Exhibit 10(i) (g)

AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS AMENDMENT TO PURCHASE AND SALE CONTRACT (this “Amendment”) is made and entered into as of the 5th day of June, 2007 (the “Amendment Date”), by and among the selling parties indicated on the signature page hereto, all having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a "Seller" and collectively "Sellers"), and NORTHVIEW REALTY GROUP, INC., a Canadian corporation, having a principal address at 550 Sherbrooke, Suite 1480, Montreal, QC, Canada H3A 1B9 ("Purchaser").

Recitals:

WHEREAS, Sellers and Purchaser are parties to a Purchase and Sale Contract dated as of May 23, 2007 (the "Contract"), for the real properties identified therein.

WHEREAS, Seller and Purchaser desire to amend the Contract on the terms set forth herein.

NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement:

1.

Feasibility Period.  The Feasibility Period as set forth in Section 3.1 of the Contract is hereby extended to June 6, 2007.

2.

Ratification of Contract.  All terms and provisions of the Contract not specifically modified or amended by this Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

3.

Miscellaneous.  The following provisions shall apply with respect to this Amendment:

a.

Capitalized terms used, but not otherwise defined, herein shall have the same meaning as ascribed to such terms in the Contract.

b.

In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

c.

This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

NOW, THEREFORE, the parties hereto have executed this Amendment to Purchase and Sale Contract as of the date first set forth above.

SELLERS:

ESSEX PARK

AND WILLOWICK

SHELTER PROPERTIES III LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

SHELTER REALTY III CORPORATION

                                                                                                                a South Carolina corporation,

                                                                                                                its corporate general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

HUNT CLUB

SPARTANBURG-OXFORD LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

AIMCO/SPARTANBURG, L.L.C.,

                                                                                                                a Delaware limited liability company,

                                                                                    its managing general partner

                                                                                                By:          AIMCO PROPERTIES, L.P.,

                                                                                                                a Delaware limited partnership, its member

                                                                                                By:          AIMCO-GP, INC.,

                                                                                                                a Delaware corporation,

                                                                                                                its general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

LAKESIDE

DAVIDSON INCOME REAL ESTATE, L.P.,
a Delaware limited partnership

By:

DAVIDSON DIVERSIFIED PROPERTIES, INC.,
a Tennessee corporation,
its managing general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

LAKEWOOD AT PELHAM

PELHAM PLACE, L.P.,
a South Carolina limited partnership

By:

PELHAM PLACE GP LIMITED PARTNERSHIP,
a South Carolina limited partnership,
its general partner

By:

GP SERVICES IV, INC.,

                                                                                                                                a South Carolina corporation,

                                                                                                                                its general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

NORTH SLOPE

GREENVILLE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

AIMCO/GREENVILLE, L.L.C.,

                                                                                                                a Delaware limited liability company,

                                                                                                                its managing general partner

                                                                                                By:        AIMCO PROPERTIES, L.P.,

                                                                                                               a Delaware limited partnership,

                                                                                                               its members

                                                                                                By:        AIMCO-GP, INC.,

                                                                                                              its general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

PLUM CREEK

WINDRIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

FISHWIND CORPORATION,

                                                                                                                a Maryland corporation,

                                                                                                                its managing general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

QUAIL HOLLOW

SHELTER PROPERTIES I LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

SHELTER REALTY CORPORATION,

                                                                                                                a South Carolina corporation,

                                                                                                                its corporate general partner

By:         /s/Steven D. Cordes

Name:    Steven D. Cordes
Title:      Senior Vice President

RIVERWINDS AT ST. ANDREWS

LONG CREEK-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

OAMCO XV, L.L.C.,

                                                                                                                a Delaware limited liability company,

                                                                                                                its managing general partner

                                                                                            By:            OXFORD REALTY FINANCIAL GROUP, INC.

                                                                                                             a Maryland corporation,

                                                                                                             its manager

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

RUNAWAY BAY

MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

MONROE CORPORATION,

                                                                                                                a Maryland corporation,

                                                                                                                its managing general partner

By:         /s/Steven D. Cordes

Name:    Steven D. Cordes
Title:      Senior Vice President

WEST WINDS

TREESLOPE APARTMENTS, A LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

THE NATIONAL HOUSING PARTNERSHIP,
a District of Columbia limited partnership,
its general partner

By:

NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS,
a District of Columbia corporation,
its general partner

By:         /s/Steven D. Cordes

Name:    Steven D. Cordes
Title:      Senior Vice President

[Purchaser's signature to Amendment to Purchase and Sale Agreement]

PURCHASER:

NORTHVIEW REALTY GROUP, INC.,

a Canadian corporation

By:

/s/Doug Rein

Name:  Doug Rein

Title:

Principal

Exhibit 10(i) (h)

SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this “Second Amendment”) is made and entered into as of the 6th day of June, 2007 (the “Amendment Date”), by and among the selling parties indicated on the signature page hereto, all having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a "Seller" and collectively "Sellers"), and NORTHVIEW REALTY GROUP, INC., a Canadian corporation, having a principal address at 550 Sherbrooke, Suite 1480, Montreal, QC, Canada H3A 1B9 ("Purchaser").

Recitals:

WHEREAS, Sellers and Purchaser are parties to a Purchase and Sale Contract dated as of May 23, 2007 (as amended, the "Contract"), for the real properties identified therein.

WHEREAS, Seller and Purchaser desire to amend the Contract on the terms set forth herein.

NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement:

1.

Feasibility Period.  The Feasibility Period under the Contract is hereby extended to June 13, 2007 (the “Extended Diligence Period”), but only for purposes of completing the Quail Hollow Phase II Work (defined below) and determining whether a Material Item exists with respect thereto (the “Phase II Quail Hollow Contingency”).  With the sole exception of the Phase II Quail Hollow Contingency, Purchaser hereby agrees that it has completed its review of the Properties and hereby waives its right to further object (pursuant to Sections 3.2 or 4.3 of the Contract or otherwise) to any matter concerning the Title Documents, the Survey, the Property Contracts, the Leases, the Miscellaneous Property Assets, the physical condition of the Properties, or otherwise with respect to the Properties.  Purchaser agrees that Sellers have made all required deliveries required under the Contract and performed all of Sellers' required obligations under the Contract through the date hereof.  Purchaser agrees that, except as provided in Section 3 of this Amendment, Purchaser's right to terminate the Contract is irrevocably waived, the Deposit (including the Additional Deposit when delivered) is non-refundable, and Purchaser's obligation to purchase the Properties is non-contingent and unconditional except only for the satisfaction of the conditions expressly stated in Section 8.1 of the Contract.

2.

Additional Deposit.  Unless the Contract is terminated in accordance with Section 3 of this Amendment, Purchaser shall deliver the Additional Deposit to the Escrow Agent on or before one Business Day after the expiration of the Extended Diligence Period.

3.

Phase II Quail Hollow Contingency.  Purchaser has requested the right to conduct certain Phase II testing with respect to the potential presence of friable asbestos at the Quail Hollow Property and as further described on Exhibit A attached hereto (the “Quail Hollow

Phase II Work”).  The nature and scope of the Quail Hollow Phase II Work shall be limited as set forth on Exhibit A attached hereto and the same shall be subject to all of the terms and conditions of the Contract, including, without limitation, Section 3.4.2.  If, based on the Quail Hollow Phase II Work, a Material Item exists with respect to the presence of asbestos at the Quail Hollow Property (as demonstrated by reasonable evidence and back-up provided by Purchaser to Sellers in writing), then, as Purchaser’s sole and exclusive remedy, Purchaser shall have the right to terminate this Contract in its entirety with respect to all Properties (but not in part with respect to less than all Properties) by giving written notice (along with reasonable detail, evidence and back-up with respect to such Material Item) to that effect to Seller's Representative and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on the date of expiration of the Extended Diligence Period.  If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect subject to and except for the Survival Provisions, and Escrow Agent shall forthwith return the Initial Deposit (including both the Refundable and the Non-Refundable Initial Deposit Components) to Purchaser (subject to Purchaser's obligation under Section 3.5.2 of the Contract to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Materials Deposit).  If Purchaser fails to provide Seller's Representative with written notice of termination prior to the expiration of the Extended Diligence Period in strict accordance with the notice provisions of this Section 3, Purchaser's right to terminate under this Section 3 shall be permanently waived, Purchaser shall be deemed to have accepted the physical condition of the Quail Hollow Property and released Sellers of all claims with respect thereto (in addition to any releases set forth in the Contract, including, without limitation, under Section 6.2 thereof), and this Contract shall remain in full force and effect, the Deposit (including both the Initial Deposit (including the Refundable Initial Deposit Component) and, when delivered in accordance with Section 2 of this Amendment, the Additional Deposit) shall be non-refundable, and Purchaser's obligation to purchase the Properties shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1 of the Contract.  The termination right set forth in this Section 3 replaces in its entirety any right of Purchaser to terminate the Contract under Section 3.2 of the Contract and Purchaser shall have no further right to terminate the Contract in accordance therewith.

4.

Ratification of Contract.  All terms and provisions of the Contract not specifically modified or amended by this Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

5.

Miscellaneous.  The following provisions shall apply with respect to this Amendment:

a.

Capitalized terms used, but not otherwise defined, herein shall have the same meaning as ascribed to such terms in the Contract.

b.

In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

c.

This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

NOW, THEREFORE, the parties hereto have executed this Amendment to Purchase and Sale Contract as of the date first set forth above.

SELLERS:

ESSEX PARK

AND WILLOWICK

SHELTER PROPERTIES III LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

SHELTER REALTY III CORPORATION

                                                                                                                a South Carolina corporation,

                                                                                                                its corporate general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

HUNT CLUB

SPARTANBURG-OXFORD LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

AIMCO/SPARTANBURG, L.L.C.,

                                                                                                                a Delaware limited liability company,

                                                                                    its managing general partner

                                                                                                By:          AIMCO PROPERTIES, L.P.,

                                                                                                                a Delaware limited partnership, its member

                                                                                                By:          AIMCO-GP, INC.,

                                                                                                                a Delaware corporation,

                                                                                                                its general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

LAKESIDE

DAVIDSON INCOME REAL ESTATE, L.P.,
a Delaware limited partnership

By:

DAVIDSON DIVERSIFIED PROPERTIES, INC.,
a Tennessee corporation,
its managing general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

LAKEWOOD AT PELHAM

PELHAM PLACE, L.P.,
a South Carolina limited partnership

By:

PELHAM PLACE GP LIMITED PARTNERSHIP,
a South Carolina limited partnership,
its general partner

By:

GP SERVICES IV, INC.,

                                                                                                                                a South Carolina corporation,

                                                                                                                                its general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

NORTH SLOPE

GREENVILLE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

AIMCO/GREENVILLE, L.L.C.,

                                                                                                                a Delaware limited liability company,

                                                                                                                its managing general partner

                                                                                                By:        AIMCO PROPERTIES, L.P.,

                                                                                                               a Delaware limited partnership,

                                                                                                               its members

                                                                                                By:        AIMCO-GP, INC.,

                                                                                                              its general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

PLUM CREEK

WINDRIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

FISHWIND CORPORATION,

                                                                                                                a Maryland corporation,

                                                                                                                its managing general partner

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

QUAIL HOLLOW

SHELTER PROPERTIES I LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

SHELTER REALTY CORPORATION,

                                                                                                                a South Carolina corporation,

                                                                                                                its corporate general partner

By:         /s/Steven D. Cordes

Name:    Steven D. Cordes
Title:      Senior Vice President

RIVERWINDS AT ST. ANDREWS

LONG CREEK-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

OAMCO XV, L.L.C.,

                                                                                                                a Delaware limited liability company,

                                                                                                                its managing general partner

                                                                                            By:            OXFORD REALTY FINANCIAL GROUP, INC.

                                                                                                             a Maryland corporation,

                                                                                                             its manager

                                                                                                By:         /s/Steven D. Cordes

                                                                                                Name:    Steven D. Cordes
                                                                                                Title:      Senior Vice President

RUNAWAY BAY

MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

MONROE CORPORATION,

                                                                                                                a Maryland corporation,

                                                                                                                its managing general partner

By:         /s/Steven D. Cordes

Name:    Steven D. Cordes
Title:      Senior Vice President

WEST WINDS

TREESLOPE APARTMENTS, A LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

THE NATIONAL HOUSING PARTNERSHIP,
a District of Columbia limited partnership,
its general partner

By:

NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS,
a District of Columbia corporation,
its general partner

By:         /s/Steven D. Cordes

Name:    Steven D. Cordes
Title:      Senior Vice President

[Purchaser's signature to Amendment to Purchase and Sale Agreement]

PURCHASER:

NORTHVIEW REALTY GROUP, INC.,

a Canadian corporation

By:

/s/Doug Rein

Name:  Doug Rein

Title:

Principal

Exhibit 10(i) (i)

THIRD AMENDMENT TO AND REINSTATEMENT OF

PURCHASE AND SALE CONTRACT

THIS THIRD AMENDMENT TO AND REINSTATEMENT OF PURCHASE AND SALE CONTRACT (this “Third Amendment”) is made and entered into as of the 15th day of June, 2007 (the “Amendment Date”), by and among the selling parties indicated on the signature page hereto, all having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a "Seller" and collectively "Sellers"), and NORTHVIEW REALTY GROUP, INC., a Canadian corporation, having a principal address at 550 Sherbrooke, Suite 1480, Montreal, QC, Canada H3A 1B9 ("Purchaser").

Recitals:

WHEREAS, Sellers and Purchaser are parties to a Purchase and Sale Contract dated as of May 23, 2007, as amended by the Amendment to Purchase and Sale Contract dated as of June 5, 2007, and as further amended by the Second Amendment to Purchase and Sale Contract dated as of June 6, 2007 (as amended, the "Contract"), for the real properties identified therein.

WHEREAS, on June 13, 2007, Purchaser terminated the Contract in accordance with Section 3 of the Second Amendment.

WHEREAS, Sellers and Purchaser desire to amend and reinstate the Contract on the terms set forth herein.

NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement:

1.

Reinstatement.  The Contract is hereby reinstated, as amended herein, ratified and affirmed and is effective as of the Amendment Date as if the termination by Purchaser had not occurred.

2.

Feasibility Period.  The Feasibility Period under the Contract, including, without limitation, the Extended Diligence Period, shall be deemed to have expired for all purposes under the Contract on the Amendment Date.  Purchaser hereby agrees that it has completed its review of the Properties and hereby waives its right to further object (pursuant to Sections 3.2 or 4.3 of the Contract or otherwise) to any matter concerning the Title Documents, the Survey, the Property Contracts, the Leases, the Miscellaneous Property Assets, the physical condition of the Properties, or otherwise with respect to the Properties.  Purchaser agrees that Sellers have made all required deliveries required under the Contract and performed all of Sellers' required obligations under the Contract through the date hereof.  Purchaser agrees that Purchaser's right to terminate the Contract is irrevocably waived, the Deposit (including the Additional Deposit when delivered) is non-refundable, and Purchaser's obligation to purchase the Properties is non-contingent and unconditional except only for the satisfaction of the conditions expressly stated in Section 8.1 of the Contract.

3.

Purchase Price and Seller Information Schedule.  The aggregate Purchase Price for the Properties is hereby reduced to $103,350,000, and the Seller Information Schedule attached to the Contract as Schedule A is hereby amended to reflect the following allocated Purchase Prices for each of the Properties [SELLER TO REVIEW PRICE ALLOCATIONS]:

Property Name	Purchase Price
Lakeside	$8,850,000
Plum Creek	$15,600,000
Runaway Bay	$12,500,000
Essex	$10,900,000
Quail Hollow	$11,150,000
Riverwind	$7,550,000
West Winds	$5,850,000
Hunt Club	$8,350,000
Lakewood	$10,350,000
North Slope	$5,750,000
Willowick	$6,500,000
Total	$103,350,000

4.

Additional Deposit.  Purchaser shall deliver the Additional Deposit to the Escrow Agent on or before one Business Day after the Amendment Date.

5.

Waiver of Seller Extension Rights.  Notwithstanding anything in the Contract to the contrary, and except for any extension rights provided in the original Contract with respect to Riverwinds at St. Andrews and in this Third Amendment with respect to Lakewood at Pelham, Seller shall have no right to extend the Closing Date beyond June 29, 2007; provided, however, that the foregoing shall in no event waive any of Seller’s conditions to Closing under Section 8.2 of the Contract or Seller’s rights thereunder in the event that any such condition fails.

6.

Lakewood at Pelham.  Purchaser acknowledges and agrees that the Lakewood at Pelham Seller has filed a Proxy Solicitation with the Securities and Exchange Commission seeking the consent of its limited partners to the sale of the Lakewood at Pelham Property (the “Required Consent”).  If the Required Consent has been obtained on or before the Closing Date, the Closing shall proceed subject to the terms and conditions of Section 5.1 and Article VIII.  If the Required Consent has not been approved on or before the Closing Date, then, notwithstanding anything in the Contract to the contrary, the following provisions shall control:

a.

The Closing shall proceed and Purchaser shall acquire all of the other Properties (except as may be provided with respect to Riverwinds at St. Andrews under Section 4.7.17 of the Contract);

b.

Purchaser shall deposit an additional deposit of $1,500,000 (the “Pelham Deposit”) which shall not be applied against the Purchase Price of the other Properties acquired at the Closing, and, instead, the Pelham Deposit shall be retained by the Title Company, shall remain non-refundable, and shall be applied to the Purchase Price for the Lakewood at Pelham Property at such time, if ever, as the Closing occurs with respect thereto.

c.

This Contract shall remain in full force and effect as between Purchaser and the Lakewood at Pelham Seller and the Closing with respect to the Lakewood at Pelham Property shall occur on the earlier to occur of (a) 10 days after the Required Consent is obtained, or (b) December 28, 2007 (the "Outside Closing Date").

d.

All of Seller's conditions to Closing specified in Section 8.2 shall continue to apply with respect to the Closing of the Lakewood at Pelham Closing.

e.

If on the Outside Closing Date the Required Consent has not been obtained, Seller may, in its sole and absolute discretion, by written notice to Purchaser, terminate the Contract with respect to the Lakewood at Pelham Property and the Pelham Deposit shall be returned to Purchaser, within two (2) Business Days after the date of termination.

7.

Ratification of Contract.  All terms and provisions of the Contract not specifically modified or amended by this Third Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

8.

Miscellaneous.  The following provisions shall apply with respect to this Third Amendment:

a.

Capitalized terms used, but not otherwise defined, herein shall have the same meaning as ascribed to such terms in the Contract.

b.

In the event of any conflict between the Contract and this Third Amendment, the terms and conditions of this Third Amendment shall control.

c.

This Third Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

[signature pages follow]

NOW, THEREFORE, the parties hereto have executed this Third Amendment to Purchase and Sale Contract as of the date first set forth above.

SELLERS:

ESSEX PARK

AND WILLOWICK

SHELTER PROPERTIES III LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

SHELTER REALTY III CORPORATION

                                                                                                                a South Carolina corporation,

                                                                                                                its corporate general partner

                                                                                                By:         /s/Kristian D. Vercauteren

                                                                                                Name:    Kristian D. Vercauteren
                                                                                                Title:      Vice President

HUNT CLUB

SPARTANBURG-OXFORD LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

AIMCO/SPARTANBURG, L.L.C.,

                                                                                                                a Delaware limited liability company,

                                                                                    its managing general partner

                                                                                                By:          AIMCO PROPERTIES, L.P.,

                                                                                                                a Delaware limited partnership, its member

                                                                                                By:          AIMCO-GP, INC.,

                                                                                                                a Delaware corporation,

                                                                                                                its general partner

                                                                                                By:         /s/Kristian D. Vercauteren

                                                                                                Name:    Kristian D. Vercauteren
                                                                                                Title:      Vice President

LAKESIDE

DAVIDSON INCOME REAL ESTATE, L.P.,
a Delaware limited partnership

By:

DAVIDSON DIVERSIFIED PROPERTIES, INC.,
a Tennessee corporation,
its managing general partner

                                                                                                By:         /s/Kristian D. Vercauteren

                                                                                                Name:    Kristian D. Vercauteren
                                                                                                Title:      Vice President

LAKEWOOD AT PELHAM

PELHAM PLACE, L.P.,
a South Carolina limited partnership

By:

PELHAM PLACE GP LIMITED PARTNERSHIP,
a South Carolina limited partnership,
its general partner

By:

GP SERVICES IV, INC.,

                                                                                                                                a South Carolina corporation,

                                                                                                                                its general partner

                                                                                               By:         /s/Kristian D. Vercauteren

                                                                                                Name:    Kristian D. Vercauteren
                                                                                                Title:      Vice President

NORTH SLOPE

GREENVILLE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

AIMCO/GREENVILLE, L.L.C.,

                                                                                                                a Delaware limited liability company,

                                                                                                                its managing general partner

                                                                                                By:        AIMCO PROPERTIES, L.P.,

                                                                                                               a Delaware limited partnership,

                                                                                                               its members

                                                                                                By:        AIMCO-GP, INC.,

                                                                                                              its general partner

                                                                                                By:         /s/Kristian D. Vercauteren

                                                                                                Name:    Kristian D. Vercauteren
                                                                                                Title:      Vice President

PLUM CREEK

WINDRIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

FISHWIND CORPORATION,

                                                                                                                a Maryland corporation,

                                                                                                                its managing general partner

                                                                                                By:         /s/Kristian D. Vercauteren

                                                                                                Name:    Kristian D. Vercauteren
                                                                                                Title:      Vice President

QUAIL HOLLOW

SHELTER PROPERTIES I LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

SHELTER REALTY CORPORATION,

                                                                                                                a South Carolina corporation,

                                                                                                                its corporate general partner

   By:         /s/Kristian D. Vercauteren

                                                                                                Name:    Kristian D. Vercauteren
                                                                                                Title:      Vice President

RIVERWINDS AT ST. ANDREWS

LONG CREEK-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

OAMCO XV, L.L.C.,

                                                                                                                a Delaware limited liability company,

                                                                                                                its managing general partner

                                                                                            By:            OXFORD REALTY FINANCIAL GROUP, INC.

                                                                                                             a Maryland corporation,

                                                                                                             its manager

By:         /s/Kristian D. Vercauteren

                                                                                                Name:    Kristian D. Vercauteren
                                                                                                Title:      Vice President

RUNAWAY BAY

MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
a Maryland limited partnership

By:

MONROE CORPORATION,

                                                                                                                a Maryland corporation,

                                                                                                                its managing general partner

   By:         /s/Kristian D. Vercauteren

                                                                                                Name:    Kristian D. Vercauteren
                                                                                                Title:      Vice President

WEST WINDS

TREESLOPE APARTMENTS, A LIMITED PARTNERSHIP,
a South Carolina limited partnership

By:

THE NATIONAL HOUSING PARTNERSHIP,
a District of Columbia limited partnership,
its general partner

By:

NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS,
a District of Columbia corporation,
its general partner

                By:         /s/Kristian D. Vercauteren

                                                                                       Name:    Kristian D. Vercauteren
                                                                                       Title:      Vice President

[Purchaser's signature to Amendment to Purchase and Sale Agreement]

PURCHASER:

NORTHVIEW REALTY GROUP, INC.,

a Canadian corporation

By:

/s/Doug Rein

Name:  Doug Rein

Title:

President